     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1998

                                                     REGISTRATION NOS.: 33-50857
                                                                        811-7117

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/
                                                     PRE-EFFECTIVE AMENDMENT NO.
----                                                                         / /
                        POST-EFFECTIVE AMENDMENT NO. 5                       /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                               AMENDMENT NO. 6                               /X/
                              -------------------

                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                        (A MASSACHUSETTS BUSINESS TRUST)
                FORMERLY NAMED DEAN WITTER SHORT TERM BOND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after the effective date of the registration statement

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        _X_ immediately upon filing pursuant to paragraph (b)

        ___ on (date) pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485

             AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                         CAPTION
---------------------------------------------  -------------------------------------------------------------------
PART A                                                                     PROSPECTUS
 1.  ........................................  Cover Page

 2.  ........................................  Summary of Fund Expenses; Prospectus Summary

 3.  ........................................  Performance Information; Financial Highlights

 4.  ........................................  Investment Objective and Policies; The Fund and its Management;
                                                Cover Page; Investment Restrictions; Prospectus Summary

 5.  ........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                Policies

 6.  ........................................  Dividends, Distributions and Taxes; Additional Information

 7.  ........................................  Purchase of Fund Shares; Shareholder Services; Redemptions and
                                                Repurchases

 8.  ........................................  Redemptions and Repurchases; Shareholder Service;

 9.  ........................................  Not Applicable

PART B                                                         STATEMENT OF ADDITIONAL INFORMATION
10.  ........................................  Cover Page

11.  ........................................  Table of Contents

12.  ........................................  The Fund and Its Management

13.  ........................................  Investment Practices and Policies; Investment Restrictions;
                                                Portfolio Transactions and Brokerage

14.  ........................................  The Fund and Its Management; Trustees and Officers

15.  ........................................  Trustees and Officers

16.  ........................................  The Fund and Its Management; Purchase of Fund Shares; Custodian and
                                                Transfer Agent; Independent Accountant;

17.  ........................................  Portfolio Transactions and Brokerage

18.  ........................................  Description of Shares; Validity of Shares of Beneficial Interest

19.  ........................................  Repurchase of Fund Shares; Redemptions and Repurchases; Shareholder
                                                Services

20.  ........................................  Dividends, Distributions and Taxes

21.  ........................................  Purchase of Fund Shares

22.  ........................................  Dividends, Distributions and Taxes

23.  ........................................  Performance Information

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              JUNE 30, 1998



              Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") is a no-load, open-end diversified management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed-income securities with a dollar-weighted average portfolio maturity of less than three years. (See "Investment Objective and Policies.")



               Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), the Fund authorizes the Distributor or any of its affiliates, including Morgan Stanley Dean Witter Advisors Inc., to make payments, out of their own resources, for specific expenses incurred in promoting the distribution of the Fund's shares.



               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 30, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.



     MORGAN STANLEY DEAN WITTER
     DISTRIBUTORS INC.
      DISTRIBUTOR


      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Investment Objective and Policies/5
  Risks and Portfolio Characteristics/7
Investment Restrictions/16
Purchase of Fund Shares/17
Shareholder Services/19
Redemptions and Repurchases/22
Dividends, Distributions and Taxes/24
Performance Information/24
Additional Information/25


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    Morgan Stanley Dean Witter
    Short-Term Bond Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is a no-load, open-end,
Fund                diversified management investment company investing in a diversified portfolio of short-term fixed-income securities with a dollar-weighted average portfolio maturity of less than three years.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 25).
------------------------------------------------------------------------------------------------------------------------------------
Offering            The price of the shares offered by this Prospectus is determined once daily as of 4:00 p.m., New York time, on
Price               each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 18).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial purchase, $1,000 ($100 if the account is opened through EasyInvest-SM-); minimum subsequent
Purchase            investments, $100 (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to provide investors with a high level of current income, consistent
Objective           with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary,
Manager             Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately
                    $114.6 billion at May 31, 1998 (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.70% of the average daily net assets (see
Fee                 page 5).
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Dividends are declared daily and are payable monthly. Capital gains distributions, if any, are paid at least
Capital Gains       once a year or are retained for reinvestment by the Fund. Dividends and distributions are automatically invested
Distributions       in additional shares at net asset value unless the shareholder elects to receive cash (see page 24).
------------------------------------------------------------------------------------------------------------------------------------
Distributor         Morgan Stanley Dean Witter Distributors Inc. ("The Distributor") sells shares of the Fund through Dean Witter
and Plan of         Reynolds Inc. ("DWR") and other selected broker-dealers. The Distributor has entered into a Plan of Distribution
Distribution        pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Act") with the Fund authorizing the Distributor or any of its affiliates, including the Investment Manager, to make payments, out of their own resources, for expenses incurred in connection with the promotion or distribution of the Fund's shares
                    (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable at net asset value. An account may be involuntarily redeemed if total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 22).
------------------------------------------------------------------------------------------------------------------------------------
Shareholder         Automatic Investment of Dividends and Distributions; Investment of Distributions Received in Cash; Exchange
Services            Privilege; Systematic Withdrawal Plan; EasyInvest-SM-; Tax-Sheltered Retirement Plans (see pages 19-22).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The prices of interest-bearing securities are, generally, inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Mortgage-backed securities are subject to prepayments or refinancings of the mortgage pools underlying such securities which may have an impact upon the yield and the net asset value of the Fund's shares. Certain of the mortgage-backed securities in which the Fund may invest have higher yields than traditional mortgage-backed securities and will have concomitant greater price volatility. Asset-backed securities involve risks resulting mainly from the fact that such securities do not usually contain the complete benefit of a security interest in the related collateral. Certain of the high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than the higher rated lower yielding fixed-income securities. The foreign securities and markets in which the Fund will invest pose different and generally greater risks than those risks customarily associated with domestic securities and markets including fluctuations in foreign currency exchange rates, foreign tax rates and foreign exchange controls. (see pages
                    7-15).


--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended April 30, 1998.



SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................................      None
Maximum Sales Charge Imposed on Reinvested Dividends.......................      None
Deferred Sales Charge......................................................      None
Redemption Fees............................................................      None
Exchange Fee...............................................................      None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------
Management Fees*...........................................................     0.70%
12b-1 Fees.................................................................      None
Other Expenses*............................................................     0.40%
Total Fund Operating Expenses*.............................................     1.10%


------------

* FOR THE PERIOD JANUARY 1, 1996 THROUGH DECEMBER 31, 1996, THE INVESTMENT MANAGER WAIVED ITS FEE AND REIMBURSED EXPENSES TO THE EXTENT THEY EXCEEDED 1.0% OF DAILY NET ASSETS. FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1998, THE INVESTMENT MANAGER IS WAIVING ITS COMPENSATION AND ASSUMING ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE FEES) WITHOUT LIMITATION. ACTUAL MANAGEMENT FEES AND OTHER EXPENSES FOR THE FISCAL YEAR ENDED APRIL 30, 1998, TAKING THE WAIVER OF FEES AND ASSUMPTION OF EXPENSES INTO EFFECT, WERE 0.0% AND 0.0%, RESPECTIVELY.



                                                                         10
EXAMPLE                                   1 Year   3 Years   5 Years    Years
---------------------------------------   ------   -------   -------   -------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at
 the end of each time period:..........     $11       $35       $61      $134


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management" and "Redemptions and Repurchases."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                                                              FOR THE PERIOD
                                                   FOR THE YEAR ENDED APRIL 30,             JANUARY 10, 1994*
                                          -----------------------------------------------        THROUGH
                                             1998         1997        1996        1995        APRIL 30, 1994
                                          -----------  ----------  ----------  ----------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....        $9.50       $9.54       $9.46       $9.62            $10.00
                                          -----------  ----------  ----------  ----------           -------
Net investment income...................         0.65        0.61        0.63        0.77              0.21
Net realized and unrealized gain
 (loss).................................           --       (0.06)       0.05       (0.33)            (0.40    )
                                          -----------  ----------  ----------  ----------           -------
Total from investment operations........         0.65        0.55        0.68        0.44             (0.19    )
                                          -----------  ----------  ----------  ----------           -------
Less dividends and distributions from:
   Net investment income................        (0.66)      (0.59)      (0.45)      (0.59)            (0.19    )
   Paid-in-capital......................           --          --       (0.15)      (0.01)               --
                                          -----------  ----------  ----------  ----------           -------
Total dividends and distributions.......        (0.66)      (0.59)      (0.60)      (0.60)            (0.19    )
                                          -----------  ----------  ----------  ----------           -------
Net asset value, end of period..........        $9.49       $9.50       $9.54       $9.46             $9.62
                                          -----------  ----------  ----------  ----------           -------
                                          -----------  ----------  ----------  ----------           -------

TOTAL INVESTMENT RETURN+................         7.02%       5.88%       7.33%       4.76%            (2.01    )%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................           --(3)       0.64%(3)       0.37%(3)         --(3)               --(2)(3)
Net investment income...................         6.52%(3)       6.25%(3)       6.54%(3)       7.64%(3)             6.36%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $107,699     $42,252     $33,178     $29,818           $43,403
Portfolio turnover rate.................           55%         67%         64%         74%                9%(1)


-------------
 * COMMENCEMENT OF OPERATIONS.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.10% AND 5.42%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1998, 1.30% AND 5.59%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1997, 1.29% AND 5.61%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1996, 1.08% AND 6.56%, RESPECTIVELY, FOR THE YEAR ENDED APRIL 30, 1995 AND 1.55% AND 4.81%, RESPECTIVELY, FOR THE PERIOD ENDED APRIL 30, 1994.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------


    Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") (formerly named Dean Witter Short-Term Bond Fund) is a no-load, open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on October 22, 1993.



    Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.



    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.3 billion at May 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.



    The Fund has retained the Investment Manager, pursuant to an Investment Management Agreement, to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services to the Fund.


    The Fund's Board of Trustees reviews the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rate of 0.70% to the Fund's net assets determined as of the close of each business day. The Investment Manager has undertaken from January 1, 1997 through December 31, 1998 to assume all operating expenses (except for any brokerage fees) and to waive its compensation without limitation. For the fiscal year ended April 30, 1998, the Fund accrued total compensation to the Investment Manager of 0.70% of the Fund's average daily net assets and the Fund's total expenses amounted to an annual rate of 1.10% of the Fund's average daily net assets exclusive of any waivers.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide investors with a high level of current income, consistent with the preservation of capital. This investment objective is a fundamental policy of the Fund and, as such, may not be altered without the approval of the shareholders of the Fund. There is no assurance that the Fund will achieve its investment objective.

    The Fund seeks to achieve its investment objective by investing in short-term, fixed-income securities with a dollar-weighted average portfolio maturity of less than three years. The Fund may invest in nominally longer-term securities that have many of the characteristics of shorter-term securities which will be deemed to have maturities earlier than their ultimate maturity dates (E.G., securities with demand features). A substantial portion of the Fund's portfolio will consist of fixed-income securities issued by U.S. corporate issuers and by the U.S. Government, its agencies and instrumentalities.

    Under normal market conditions, at least 65% of the Fund's total assets will be invested in bonds (for purposes of this provision, debt securities, which had at time of issuance a maturity of greater than one year, are defined as "bonds"). Furthermore, a portion of the Fund's portfolio (up to 25% of the Fund's total assets) may be invested in fixed-income securities issued by foreign corporate and government issuers.

    The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. In addition, while an investment in the Fund is not federally insured and there is no guarantee of price stability (the Fund is not a money market fund with a virtually constant net asset value per share), an investment in the Fund--unlike a certificate of deposit ("CD")--is not frozen for any specific period of time, may be redeemed at any time without incurring early withdrawal penalties, and may also provide a higher yield.

    The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate Mortgage-Backed and Asset-Backed securities (see below) of corporate issuers. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

    The Fund may also invest in preferred stocks rated in one of the four highest categories by a NRSRO.

    Up to 5% of the Fund's net assets may be invested in fixed-income securities rated below investment grade. Such lower-rated securities are considered to be speculative investments and, while producing higher yields than investment grade securities, are subject to greater credit risks. The Fund does not have any minimum quality rating standards with respect to this portion of its portfolio. If an investment grade fixed-income security held by the Fund is downgraded by a rating agency to a grade below investment grade, the Fund may retain such security in its portfolio unless such downgraded security, together with all other non-investment grade fixed-income securities held by the Fund constitute, in the aggregate, more than 5% of the Fund's net assets. In such event, the Investment Manager will seek to sell such securities from its portfolio, as soon as is reasonably practicable, in sufficient amounts to reduce this total to below 5% of its net assets. A description of fixed-income security ratings is contained in the Appendix to the Statement of Additional Information.

    The United States Government securities (including zero coupon securities) in which the

Fund will invest include securities which are direct obligations of the United States Government, such as United States treasury bills, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (E.G., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (E.G., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (E.G., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

    In addition, as stated above, up to 25% of the Fund's total assets may be invested in securities issued by foreign corporations and governments and their agencies and instrumentalities. Such securities may be denominated in foreign currencies. The principal foreign currencies in which such securities will be denominated are: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Austrian schilling; Spanish Peseta; Swedish Krona; and European Currency Unit. The Fund will only invest in foreign securities which are rated by a NRSRO as investment grade or which, if unrated, are deemed by the Investment Manager to be of investment grade creditworthiness.

RISKS AND PORTFOLIO CHARACTERISTICS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    MORTGAGE-BACKED SECURITIES. As stated above, a portion of the Fund's investments may be in Mortgage-Backed securities. Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.

    There are currently three basic types of Mortgage-Backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed securities without a government guarantee but usually having some form of private credit enhancement (described below).

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The guaranteed mortgage pass-through securities in which the Fund invests include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

    Certificates for Mortgage-Backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

    The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations or "CMOs". CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage

Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/ or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. In addition, in reliance upon an interpretation by the staff of the Securities and Exchange Commission with respect to limitations contained in
Section 12(d) of the Act, the Fund may invest without limitation in CMOs and other Mortgage-Backed securities which are not by definition excluded from the provisions of the Act, and which have obtained exemptive orders from such provisions from the Securities and Exchange Commission.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing markets yields on Mortgage-Backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund may invest up to 10% of its total assets in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as the LIBOR (London Inter-Bank Offered
Rate) Index. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floaters exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed securities are derivative multiclass mortgage securities. Stripped Mortgage-Backed securities may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Up to 15% of the net assets of the Fund may be invested in Stripped Mortgage-Backed Securities.

    Stripped Mortgage-Backed securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated investment grade.

    The Fund may purchase Stripped Mortgage-Backed securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund's management understands that the staff of the Securities and Exchange Commission ("SEC") considers privately issued Stripped Mortgage-Backed securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. The staff of the SEC also takes the position that the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Fund's Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. The Fund may not invest more than 15% of its net assets in illiquid securities.

    TYPES OF CREDIT ENHANCEMENT. Mortgage-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. In addition, any circumstances adversely affecting the ability of third parties (E.G., insurance companies) to satisfy any of their obligations with respect to any Mortgage-Backed security, such as a diminishment of their creditworthiness, could adversely affect the value of the security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

    RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager seeks to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not

U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class. In addition, CMO classes with higher yields tend to be more volatile with respect to cash flow of the underlying mortgages; as a result the market prices of a yield on these classes tend to be more volatile.

    ASSET-BACKED SECURITIES. The Fund may invest in Asset-Backed securities. Asset-Backed securities represent the securitization techniques used to develop Mortgage-Backed securities applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    Asset-Backed securities involve certain risks that are not posed by Mortgage-Backed securities, resulting mainly from the fact that Asset-Backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

    New instruments and variations of existing Mortgage-Backed securities and Asset-Backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements.


    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between different currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. When purchasing foreign securities, the Fund will generally enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund will utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and the settlement date for the transaction.


    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (described in the Statement of Additional Information). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to the more rigorous uniform accounting, auditing and financial reporting standards and requirements applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.


    Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase agreements only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees of the Fund. In addition, as described above,the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid debt portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. With respect to 75% of its total assets, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis.

    ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by such Fund may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the securities during the year.

    Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

    Except as specifically noted, all investment policies and practices discussed in this Prospectus are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.


    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.



    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


PORTFOLIO MANAGEMENT


    The Fund's portfolio is managed by its Investment Manager with a view to achieving its investment objective. The Fund is managed within the Taxable Income Group, which manages 23 taxable mutual funds and fund portfolios, with approximately $13.9 billion in assets as of May 31, 1998. Rochelle G. Siegel, Senior Vice President of MSDW Advisors and a member of the Corporate Bond Group, has been designated as the Fund's primary portfolio manager. Ms. Siegel has been managing portfolios comprised of fixed-income securities for more than 20 years and has been a portfolio manager at MSDW Advisors for over five years.



    Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc.


    Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. The Fund anticipates a portfolio turnover rate of no more than 100%.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended (the "Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 3% of its total assets in any one investment company, as long as that investment company does not represent more than 5% of the voting stock of the acquired investment company at the time such shares are purchased. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to Mortgage-Backed securities or Asset-Backed securities or to any obligation of the United States Government, its agencies or instrumentalities.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


    The Fund offers its shares for sale to the public on a continuous basis at the offering price without the imposition of a sales charge. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributors"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and are offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other broker-dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.



    The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Short-Term Bond Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. In the case of investments pursuant to Systematic Payroll Deduction Plans, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


    Shares of the Fund are sold through the Distributor or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor or Selected Broker-Dealer. Shares of the Fund purchased through the Distributor or Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since DWR or any other Selected Broker-Dealer may forward investors' funds on settlement date, it will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the

Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends or distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

    Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION


    The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the Distributor is authorized to utilize its own resources or those of its affiliates, including MSDW Advisors, to finance certain services and activities in connection with the distribution of the Fund's shares. The principal activities and services which may be provided by the Distributor, DWR, its affiliates and other Selected Broker-Dealers under the Plan include: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and other employees of DWR and other Selected Broker-Dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.


DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security, is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities are translated into U.S. dollar equivalents at the prevailing market rates as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the

Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any open-end investment company for which MSDW Advisors serves as investment manager (collectively, with the Fund, the "Morgan Stanley Dean Witter Funds") unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid in shares of the Fund at net asset value per share. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other Selected Broker-Dealer through whom shares were purchased.


    INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.


    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").


    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.


    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent for further information about any of the above services.



    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor. For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent.

EXCHANGE PRIVILEGE



    An "Exchange Privilege," that is, the privilege of exchanging shares of certain Morgan Stanley Dean Witter Funds for shares of the Fund, exists whereby shares of Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, and for shares of five Morgan Stanley Dean Witter Funds which are money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (which nine funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.



    An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund, shares of the Morgan Stanley Dean Witter Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of Global Short-Term or the Morgan Stanley Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule). During the period of time the shares originally purchased from Global Short-Term or from a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.



    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative regarding restrictions on exchange of shares of the Fund pledged in their margin account.



    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free).



    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.



    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Morgan Stanley Dean Witter Funds in the past.



    Additional information on the above is available from an account executive of Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative from the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at its respective current net asset value per share (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent at P.O Box 983, Jersey City, NJ 07303, which will redeem the shares at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such determination will be redeemed at the price next determined. The term "good order" means that the share certificates, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request will be accepted. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements upon notice to shareholders, which may be by means of a new Prospectus.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor).

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares-- Determination of Net Asset Value") after such repurchase order is received by DWR or other Selected Broker-Dealer. Payment for shares repurchased may be made by the Fund to the Distributor for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days in which to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute substantially all of its daily net investment income on an annual basis. Dividends from net capital gains, if any, will be paid at least once each year.

    Shareholders may instruct the Transfer Agent (in writing) to have their dividends paid out monthly in cash. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally be sent their monthly dividend check during the first ten days of the following month.

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.


    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.


    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax advisor.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and any sales charges which would be incurred by redeeming shareholders, for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of beneficial interest of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.


    CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and option transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter

Short-Term Bond Fund
Two World Trade Center
New York, New York 10048

TRUSTEES


Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Peter M. Avelar
Vice President
Rajesh K. Gupta
Vice President
Rochelle G. Siegel
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER


Morgan Stanley Dean Witter Advisors Inc.



MORGAN STANLEY

DEAN WITTER
SHORT-TERM
BOND FUND


                              [PHOTO]
                                                     PROSPECTUS -- JUNE 30, 1998

STATEMENT OF ADDITIONAL INFORMATION                               MORGAN STANLEY
JUNE 30, 1998                                                        DEAN WITTER
                                                                      SHORT-TERM
                                                                       BOND FUND

--------------------------------------------------



    Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") is an open-end diversified management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed-income securities, with a dollar-weighted average portfolio maturity of less than three years. (See "Investment Objective and Policies.")



    A Prospectus for the Fund dated June 30, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



Morgan Stanley Dean Witter
Short-Term Bond Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and Its Management............................................................          3
Trustees and Officers..................................................................          7
Investment Practices and Policies......................................................         13
Investment Restrictions................................................................         28
Portfolio Transactions and Brokerage...................................................         29
Purchase of Fund Shares................................................................         30
Shareholder Services...................................................................         33
Redemptions and Repurchases............................................................         38
Dividends, Distributions and Taxes.....................................................         38
Performance Information................................................................         41
Description of Shares..................................................................         42
Custodian and Transfer Agent...........................................................         42
Independent Accountants................................................................         42
Reports to Shareholders................................................................         43
Legal Counsel..........................................................................         43
Experts................................................................................         43
Registration Statement.................................................................         43
Financial Statements -- April 30, 1998.................................................         44
Report of Independent Accountants......................................................         54
Appendix...............................................................................         55

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND


    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 22, 1993 under the name Dean Witter Short-Term Bond Fund. Effective June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Short-Term Bond Fund.


THE INVESTMENT MANAGER


    Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."



    MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":



OPEN-END FUNDS

        1  Active Assets California Tax-Free Trust
        2  Active Assets Government Securities Trust
        3  Active Assets Money Trust
        4  Active Assets Tax-Free Trust
        5  Morgan Stanley Dean Witter American Value Fund
        6  Morgan Stanley Dean Witter Balanced Growth Fund
        7  Morgan Stanley Dean Witter Balanced Income Fund
        8  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
        9  Morgan Stanley Dean Witter California Tax-Free Income Fund
       10  Morgan Stanley Dean Witter Capital Appreciation Fund
       11  Morgan Stanley Dean Witter Capital Growth Securities
       12  Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" Portfolio
       13  Morgan Stanley Dean Witter Convertible Securities Trust
       14  Morgan Stanley Dean Witter Developing Growth Securities Trust
       15  Morgan Stanley Dean Witter Diversified Income Trust
       16  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
       17  Morgan Stanley Dean Witter Equity Fund
       18  Morgan Stanley Dean Witter European Growth Fund Inc.
       19  Morgan Stanley Dean Witter Federal Securities Trust
       20  Morgan Stanley Dean Witter Financial Services Trust
       21  Morgan Stanley Dean Witter Fund of Funds
       22  Dean Witter Global Asset Allocation Fund
       23  Morgan Stanley Dean Witter Global Dividend Growth Securities
       24  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
       25  Morgan Stanley Dean Witter Global Utilities Fund
       26  Morgan Stanley Dean Witter Growth Fund
       27  Morgan Stanley Dean Witter Hawaii Municipal Trust
       28  Morgan Stanley Dean Witter Health Sciences Trust
       29  Morgan Stanley Dean Witter High Yield Securities Inc.
       30  Morgan Stanley Dean Witter Income Builder Fund
       31  Morgan Stanley Dean Witter Information Fund
       32  Morgan Stanley Dean Witter Intermediate Income Securities

       33  Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
       34  Morgan Stanley Dean Witter International SmallCap Fund
       35  Morgan Stanley Dean Witter Japan Fund
       36  Morgan Stanley Dean Witter Limited Term Municipal Trust
       37  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
       38  Morgan Stanley Dean Witter Market Leader Trust
       39  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
       40  Morgan Stanley Dean Witter Mid-Cap Growth Fund
       41  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
       42  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
       43  Morgan Stanley Dean Witter New York Municipal Money Market Trust
       44  Morgan Stanley Dean Witter New York Tax-Free Income Fund
       45  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
       46  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
       47  Dean Witter Retirement Series
       48  Morgan Stanley Dean Witter Select Dimensions Investment Series
       49  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
       50  Morgan Stanley Dean Witter Short-Term Bond Fund
       51  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
       52  Morgan Stanley Dean Witter Special Value Fund
       53  Morgan Stanley Dean Witter S&P 500 Index Fund
       54  Morgan Stanley Dean Witter Strategist Fund
       55  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
       56  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
       57  Morgan Stanley Dean Witter U.S. Government Money Market Trust
       58  Morgan Stanley Dean Witter U.S. Government Securities Trust
       59  Morgan Stanley Dean Witter Utilities Fund
       60  Morgan Stanley Dean Witter Value-Added Market Series
       61  Morgan Stanley Dean Witter Variable Investment Series
       62  Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS

        1  InterCapital California Insured Municipal Income Trust
        2  InterCapital California Quality Municipal Securities
        3  Dean Witter Government Income Trust
        4  High Income Advantage Trust
        5  High Income Advantage Trust II
        6  High Income Advantage Trust III
        7  InterCapital Income Securities Inc.
        8  InterCapital Insured California Municipal Securities
        9  InterCapital Insured Municipal Bond Trust
       10  InterCapital Insured Municipal Income Trust
       11  InterCapital Insured Municipal Securities
       12  InterCapital Insured Municipal Trust
       13  Municipal Income Opportunities Trust
       14  Municipal Income Opportunities Trust II
       15  Municipal Income Opportunities Trust III
       16  Municipal Income Trust
       17  Municipal Income Trust II
       18  Municipal Income Trust III
       19  Municipal Premium Income Trust
       20  InterCapital New York Quality Municipal Securities

       21  Prime Income Trust
       22  InterCapital Quality Municipal Income Trust
       23  InterCapital Quality Municipal Investment Trust
       24  InterCapital Quality Municipal Securities



    In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):


OPEN-END FUNDS

        1  TCW/DW Emerging Markets Opportunities Trust
        2  TCW/DW Global Telecom Trust
        3  TCW/DW Income and Growth Fund
        4  TCW/DW Latin American Growth Fund
        5  TCW/DW Mid-Cap Equity Trust
        6  TCW/DW North American Government Income Trust
        7  TCW/DW Small Cap Growth Fund
        8  TCW/DW Total Return Trust


CLOSED-END FUNDS

        1  TCW/DW Term Trust 2000
        2  TCW/DW Term Trust 2002
        3  TCW/DW Term Trust 2003



    MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to provide its administrative services under the Agreement.



    The Fund pays all expenses incurred in its operation. Expenses not expressly assumed by the Investment Manager under the Agreement or by the distributor of the Fund's shares, Morgan Stanley Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "Purchase of Fund Shares") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions;

taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit), the costs of litigation, payment of legal claims or liabilities or indemnification relating thereto; and all other costs of the Fund's operations.


    The Investment Manager had undertaken from January 10, 1994 (commencement of operations) to assume all operating expenses and to waive the compensation provided for in its Management Agreement until such time as the Fund had $50 million of net assets or until December 31, 1995 whichever occurred first. The Investment Manager had undertaken from January 1, 1996 through December 31, 1996 to continue to assume all operating expenses (except for any brokerage fees) and to continue to waive compensation to the extent such expenses and compensation exceed 1.0% of the Fund's daily net assets on an annualized basis. The Investment Manager has undertaken from January 1, 1997 through December 31, 1998 to assume all operating expenses (except for any brokerage fees) and to waive its compensation without limitation.



    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.70% to the daily net assets of the Fund. For the fiscal period January 10, 1994 (commencement of the Fund's operations) through April 30, 1994, and for the fiscal year ended April 30, 1995 the fees payable under the Agreement of $73,373, $264,109, respectively, were waived by the Investment Manager, pursuant to its undertakings described above. For the fiscal year ended April 30, 1996, the fees payable under the Management Agreement amounted to $234,741 of which $180,434 was waived by the Investment Manager pursuant to undertakings described above. For the fiscal year ended April 30, 1997, the fees payable under the Management Agreement amounted to $261,509 of which $237,756 was waived by the Investment Manager pursuant to undertakings described above. For the fiscal year ended April 30, 1998, the fees payable under the Management Agreement amounted to $443,693 of which $443,693 was waived by the Investment Manager pursuant to the undertakings described above.



    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or advisor to others.



    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund agreed to bear and reimburse the Investment Manager for such expenses, which totalled approximately $173,000. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


    The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees and by MSDW Advisors as the sole shareholder on December 2, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


    Under its terms, the Agreement has an initial term ending April 30, 1999, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


    The following owned more than 5% of the outstanding shares of the Fund on June 6, 1998: Hare & Co., c/o The Bank of New York, PO Box 11203, New York, NY 10286.



    The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW or any corporate affiliate of MSDW, may use, or at any time permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between the Investment Manager and its parent companies is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW or any corporate affiliate of MSDW, shall so request.


TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 86 Morgan Stanley Dean Witter Funds and the 11 TCW Funds, are shown below:



      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Morgan Stanley Dean Witter Funds; formerly President
7887 N. Federal Highway                                 and Chief Executive Officer of Hills Department Stores
Boca Raton, Florida                                     (May, 1991-July, 1995); formerly, variously Chairman,
                                                        Chief Executive Officer, President and Chief Operating
                                                        Officer (1987-1991) of the Sears Merchandise Group of
                                                        Sears, Roebuck and Co.; Director of Eaglemark Financial
                                                        Services, Inc. and Weirton Steel Corporation.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Charles A. Fiumefreddo* (65) .........................  Chairman, Director or Trustee, President and Chief
Chairman of the Board,                                  Executive Officer of the Morgan Stanley Dean Witter Funds;
President, Chief Executive Officer                      Chairman, Chief Executive Officer and Trustee of the
and Trustee                                             TCW/DW Funds; formerly Chairman, Chief Executive Officer
Two World Trade Center                                  and Director of MSDW Advisors, MSDW Distributors and MSDW
New York, New York                                      Services, Executive Vice President and Director of Dean
                                                        Witter Reynolds Inc. ("DWR"), Chairman and Director Morgan
                                                        Stanley Dean Witter Trust FSB ("MSDW Trust"), and Director
                                                        and/or officer of various MSDW subsidiaries (until June,
                                                        1998).
Edwin J. Garn (65) ...................................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                                 Funds; formerly United States Senator (R- Utah)
c/o Huntsman Corporation                                (1974-1992) and Chairman, Senate Banking Committee
500 Huntsman Way                                        (1980-1986); formerly Mayor of Salt Lake City, Utah
Salt Lake City, Utah                                    (1971-1974); formerly Astronaut, Space Shuttle Discovery
                                                        (April 12-19, 1985); Vice Chairman, Huntsman Corporation
                                                        (since January, 1993); Director of Franklin Covey (time
                                                        management systems), John Alden Financial Corp. (health
                                                        insurance), United Space Alliance (joint venture between
                                                        Lockheed Martin and the Boeing Company) and Nuskin Asia
                                                        Pacific (multilevel Marketing); member of the board of
                                                        various civic and charitable organizations.
John R. Haire (73) ...................................  Chairman of the Audit Committee and Director or Trustee of
Trustee                                                 the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                                  Audit Committee and Trustee of the TCW/DW Funds; Formerly
New York, New York                                      Chairman of the Independent Directors or Trustees of the
                                                        Morgan Stanley Dean Witter Funds and the TCW/DW Funds
                                                        (until June, 1998); formerly President, Council for Aid to
                                                        Education (1978-1989) and Chairman and Chief Executive
                                                        Officer of Anchor Corporation, an Investment Advisor
                                                        (1964-1978).
Wayne E. Hedien (63) .................................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds (commencing on September 1, 1997); Director
c/o Gordon Altman Butowsky                              of The PMI Group, Inc. (private mortgage insurance);
Weitzen Shalov & Wein                                   Trustee and Vice Chairman of The Field Museum of Natural
Counsel to the Independent Trustees                     History; formerly associated with the Allstate Companies
114 West 47th Street                                    (1966-1994), most recently as Chairman of The Allstate
New York, New York                                      Corporation (March, 1993-December, 1994) and Chairman and
                                                        Chief Executive Officer of its wholly-owned subsidiary,
                                                        Allstate Insurance Company (July, 1989-December, 1994);
                                                        director of various other business and charitable
                                                        organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Dr. Manuel H. Johnson (49) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Morgan Stanley Dean Witter
Washington, D.C.                                        Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
                                                        (since June, 1995); Director of Greenwich Capital Markets
                                                        Inc. (broker-dealer) and NVR, Inc. (home construction);
                                                        Chairman and Trustee of the Financial Accounting
                                                        Foundation (oversight Organization of the Financial
                                                        Accounting Standards Board); formerly Vice Chairman of the
                                                        Board of Governors of the Federal Reserve System
                                                        (1986-1990) and Assistant Secretary of the U.S. Treasury
                                                        (1982-1986).
Michael E. Nugent (62) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Morgan
c/o Triumph Capital, L.P.                               Stanley Dean Witter Funds; Trustee of the TCW/DW Funds;
237 Park Avenue                                         formerly Vice President, Bankers Trust Company and BT
New York, New York                                      Capital Corporation (1984-1988); Director of various
                                                        business organizations.
Philip J. Purcell* (54) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDW, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of MSDW Advisors, MSDW Services and MSDW
New York, New York                                      Distributors; Director or Trustee of the Morgan Stanley
                                                        Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.
John L. Schroeder (67) ...............................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of the TCW/DW Funds; Director of
c/o Gordon Altman Butowsky                              Citizens Utilities Company; formerly Executive Vice
 Weitzen Shalov & Wein                                  President and Chief Investment Officer of the Home
Counsel to the Independent Trustees                     Insurance Company (August, 1991-September, 1995).
114 West 47th Street
New York, New York
Barry Fink (43) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President,                                         and General Counsel (since February, 1997) of MSDW
Secretary and General Counsel                           Advisors and MSDW Services; Senior Vice President (since
Two World Trade Center                                  March, 1997) and Assistant Secretary and Assistant General
New York, New York                                      Counsel (since February, 1997) of MSDW Distributors;
                                                        Assistant Secretary of DWR (since August, 1996); Vice
                                                        President, Secretary and General Counsel of the Morgan
                                                        Stanley Dean Witter Funds and the TCW/DW Funds (since
                                                        February, 1997); previously First Vice President (June,
                                                        1993-February, 1997), Vice President (until June, 1993)
                                                        and Assistant Secretary and Assistant General Counsel of
                                                        MSDW Advisors and MSDW Services and Assistant Secretary of
                                                        the Morgan Stanley Dean Witter Funds and TCW/DW Funds.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Peter M. Avelar (39) .................................  Senior Vice President of MSDW Advisors (since April,
Vice President                                          1992); Vice President of various Morgan Stanley Dean
Two World Trade Center                                  Witter Funds; previously Vice President of MSDW Advisors.
New York, New York
Rajesh K. Gupta (38) .................................  Senior Vice President of MSDW Advisors; Vice President of
Vice President                                          various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Rochelle G. Siegel (49) ..............................  Senior Vice President of MSDW Advisors; Vice President of
Vice President                                          various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (52) ................................  First Vice President and Assistant Treasurer of MSDW
Treasurer                                               Advisors and MSDW Services; Treasurer of the Morgan
Two World Trade Center                                  Stanley Dean Witter Funds and the TCW/DW Funds.
New York, New York


------------------------


 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.



    In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries Robert M. Scanlan, President and Chief Operating Officer of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, and Jonathan Page and James F. Willison, and Kevin Hurley, Senior Vice Presidents of MSDW Advisors, are Vice Presidents of the Fund. Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Lou Anne D. McInnis, Ruth Rossi and Frank Bruttomesso, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, Staff Attorney, with MSDW Advisors, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 132 portfolios. As of May 31, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106.4 billion and more than six million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.



    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls.



    Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.



COMPENSATION OF INDEPENDENT TRUSTEES



    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended April 30, 1998.



                               FUND COMPENSATION



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,600
Edwin J. Garn.................................................       1,700
John R. Haire.................................................       3,550
Wayne E. Hedien...............................................         982
Dr. Manuel H. Johnson.........................................       1,650
Michael E. Nugent.............................................       1,700
John L. Schroeder.............................................       1,700



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.



    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS                    TOTAL CASH
                                                                    CHAIRMAN OF      FOR SERVICE    COMPENSATION
                               FOR SERVICE                          INDEPENDENT          AS              FOR
                              AS DIRECTOR OR                       DIRECTORS/TRUSTEES  CHAIRMAN OF   SERVICES TO
                               TRUSTEE AND                           AND AUDIT       INDEPENDENT         84
                                COMMITTEE        FOR SERVICE AS    COMMITTEES OF      TRUSTEES         MORGAN
                               MEMBER OF 84       TRUSTEE AND            84           AND AUDIT        STANLEY
                              MORGAN STANLEY       COMMITTEE       MORGAN STANLEY   COMMITTEES OF    DEAN WITTER
NAME OF                        DEAN WITTER        MEMBER OF 14      DEAN WITTER          14         FUNDS AND 14
INDEPENDENT TRUSTEE               FUNDS           TCW/DW FUNDS         FUNDS        TCW/DW FUNDS    TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427



    As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.



         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                                                           ESTIMATED
                                                                                            RETIREMENT      ANNUAL
                                                                                             BENEFITS      BENEFITS
                                                             ESTIMATED                      ACCRUED AS       UPON
                                                          CREDITED YEARS        ESTIMATED    EXPENSES     RETIREMENT
                                                           OF SERVICE AT      PERCENTAGE OF   BY ALL       FROM ALL
                                                            RETIREMENT          ELIGIBLE     ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE                                (MAXIMUM 10)       COMPENSATION     FUNDS       FUNDS(2)
------------------------------------------------------  -------------------  --------------------------   -----------
Michael Bozic.........................................              10             58.82%   $20,499        $  55,026
Edwin J. Garn.........................................              10             58.82     30,878           55,026
John R. Haire.........................................              10             58.82    (19,823)(3)      132,002
Wayne E. Hedien.......................................               9             50.00          0           46,772
Dr. Manuel H. Johnson.................................              10             58.82     12,832           55,026
Michael E. Nugent.....................................              10             58.82     22,546           55,026
John L. Schroeder.....................................               8             49.02     39,350           46,123


------------------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    As stated in the Prospectus, the Fund seeks to achieve its investment objective by investing in short-term, fixed-income securities with a dollar-weighted average portfolio maturity of less than three years. In calculating the maturity of certain of the Fund's securities (E.G., securities with a demand feature), the Fund will utilize the provisions of Rule 2a-7 of the Act.

    The maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

        (1) An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

        (2) A variable rate instrument, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

        (3) A variable rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

        (4) A floating rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

        (6) A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


    When management of the Fund believes that a particular foreign currency may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.


    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code (the "Code") requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes"). The Fund has not and does not intend to, in the foreseeable future, enter into forward contracts involving greater than 5% of its net assets.

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will, when received, accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    When repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis--i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. The Fund has not to date and does not intend to enter into reverse repurchase agreements or dollar rolls in the foreseeable future.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and subject to Investment Restriction (6) below, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities having a value of more than 10% of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made of firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period will inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of its securities. The Fund has not to date and does not intend to lend any of its portfolio securities in the foreseeable future.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The above policy on purchase of illiquid securities may be changed by the Fund's Trustees.

    The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act of 1933, which will permit the Fund to sell restricted securities to qualified institutional buyers without limitation. The Trustees of the Fund have adopted procedures for the Investment Manager to utilize in determining the liquidity of securities which may be sold pursuant to Rule 144A. In addition, the Trustees have determined that, where such securities are determined to be liquid under these procedures, investment in such securities by the Fund shall not be subject to the 5% limitation referred to above. However, the Fund has not to date and does not intend to purchase any restricted securities in the foreseeable future.

    WARRANTS. The Fund may acquire warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. The Fund has not to date and does not intend to acquire any warrants in the forseeable future.

    CONVERTIBLE SECURITIES. Certain of the fixed-income securities purchased by the Fund may be convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective. The Fund has not to date and does not intend to invest in any convertible securities in the foreseeable future.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts. However, the Fund has not to date and does not intend to enter into any options or futures transactions in the foreseeable future.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchase of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Fund may also purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currency) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a future contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" figures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell index futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of securities held by the Fund may fall, the Fund may sell an appropriate index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contracts. In addition, interest rate and index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin", with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of the securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

        1. Purchase or sell real estate or interests therein, although the fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

        2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

        3. With the exception of reverse repurchase agreements and dollar rolls, borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

        4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

        5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement or dollar roll;
    (b) purchasing any securities on a when-issued or delayed delivery basis;
    (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

        6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        7.  Make short sales of securities.

        8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for purposes of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.


    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    The Investment Manager is responsible for decisions to buy and sell securities and commodities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. The Fund paid no brokerage commissions during the fiscal years ended April 30, 1996, 1997 and 1998.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinion of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary offerings, the Investment Manager utilizes a pro-rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund, regarding purchases and sales of securities is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Although the Fund may purchase securities from brokers or dealers acting as principal, who also provide research for the advisor, it will not pay a mark-up in consideration for such services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not, in every case, benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund will not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities and commodities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for the affiliated broker or dealer to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended April 30, 1996, 1997 and 1998, the Fund paid no brokerage commission to DWR. During the period June 1, 1997 through April 30, 1998, the Fund paid no brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended April 30, 1998 the Fund held $1,018,860 of Lehman Brothers Holdings, Inc., 7.625% bonds, maturing 07/15/1999 and $2,017,060 of Salomon Brothers Holdings, Inc., 6.5% bonds maturing 03/01/2000, both of which issuers are among the ten broker-dealers with whom the Fund transacted principal transactions in the largest amounts.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Fund offers its shares for sale to the public through Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), on a continuous basis at an offering price equal to the net asset value per share next determined following receipt of any order without a sales charge. (See the Prospectus--"Purchase of Fund Shares"). The Distributor, a Delaware corporation, is an indirect wholly-owned subsidiary of MSDW. In addition, the Distributor has entered into selected broker-dealer agreements with DWR and other dealers ("Selected Broker-Dealers") pursuant to which shares of the Fund are sold. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and provides that it will continue from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to the Fund's prior Distribution Agreement except for its dates of effectiveness and termination.



    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer Representatives. The Distributor will also pay certain expenses in connection with the distribution of the shares of the Fund, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also will bear the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") whereby the Distributor or any of its affiliates, including MSDW Advisors, is authorized to utilize their own resources to finance certain activities in connection with the distribution of shares of the Fund. The Plan was approved by the Trustees and by MSDW Advisors as the Fund's sole shareholder on December 2, 1993, whereupon the Plan went into effect. The vote of the Trustees, which was cast in person at a meeting called for the purpose of voting on such Plan, included a majority of the Trustees who are not and were not at the time of their voting interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund.



    The Plan provides that the Fund authorizes the Distributor or any of its affiliates, including MSDW Advisors, to bear the expense of all promotional and distribution related activities on behalf of the Fund. Among the activities and services which may be provided under the Plan are: (1) compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer Representatives and other employees of the Distributor and Selected Broker-Dealers including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.


    Pursuant to the Selected Broker-Dealer Agreements between the Distributor and DWR and other Selected Broker-Dealers, the Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer Representatives may be paid an annual fee based upon the current value of the respective accounts for which they are the Financial Advisors or Representatives of record. The fee also reflects a payment made for expenses associated with the servicing of shareholder's accounts, including the expenses of operating branch offices in connection with the servicing of shareholder's accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.


    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the distribution expenses incurred by the Distributor of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they will consider its continued appropriateness.


    The Plan had an initial term ending April 30, 1995, and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. Assumption by the Fund of any distribution expenses under the Plan must be approved by the shareholders, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the holders of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees. At their meeting held on April 30, 1998, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved the most recent continuance of the Plan for an additional year until April 30, 1999.



    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Distributor or any of its affiliates, including MSDW Advisors.


DETERMINATION OF NET ASSET VALUE

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    As discussed in the Prospectus, the net asset value per share of the Fund is determined once daily on each day that the New York Stock Exchange is open. The net asset value per share will not be determined on such federal and non-federal holidays as are observed by the New York Stock Exchange. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day; Reverend Dr. Martin Luther King Jr. Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value (without sales charge), next determined by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been, and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.



    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Short-Term Bond Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected

Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.



    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings or following redemption of shares of a Morgan Stanley Dean Witter money market fund, account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent.


    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income, and generally, state and local tax purposes.

    Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.


    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time change the amount and interval of withdrawal payments and the address to which checks are mailed through his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or by written notification to the Transfer Agent. The shareholder's signature on such notification must be guaranteed by an eligible guarantor as described above. The shareholder may also terminate the Systematic Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder

Investment Account. The shareholder may also redeem all or part of the shares held in the Systematic Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.


    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Short-Term Bond Fund, directly to the Fund's Transfer Agent. The investment proceeds will be applied to the purchase of shares of the Fund at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.



    EXCHANGE PRIVILEGE. As discussed in the Prospectus under the caption "Exchange Privilege," an Exchange Privilege exists whereby investors who have purchased shares of any of the Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days, to redeem all or part of their shares in that fund, have the proceeds invested in shares of the Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, and in shares of five money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, Morgan Stanley Dean Witter New York Municipal Money Market Trust, or Morgan Stanley Dean Witter U.S. Government Money Market Trust (these nine funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Mutli-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.



    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.



    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of any Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into the Exchange Fund on or after April 23, 1990, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC fund.



    When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Morgan Stanley Dean Witter Multi-Class Fund Prospectus under the caption "Purchase of Fund Shares" and in the Global Short-Term Prospectus under the caption "Contingent Deferred Sales

Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.



    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.



    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.



    Shares of the Fund acquired pursuant to the Exchange Privilege will be held by the Fund's Transfer Agent in an Exchange Privilege account distinct from any account of the same shareholder who may have acquired shares of the Fund directly. A shareholder of the Fund will not be permitted to make additional investments in such Exchange Privilege account, except through the exchange of additional shares of the fund in which the shareholder had initially invested, and the proceeds of any shares redeemed from such Exchange Privilege account may not thereafter be placed back into that Exchange Privilege account, except by utilizing the Reinstatement Privilege (see "Redemptions and Repurchases--Reinstatement Privilege"). If such a shareholder desires to make any additional investments in the Fund, a separate account will be maintained for receipt of such investments. The Fund will have additional costs for account maintenance if a shareholder has more than one account with the Fund.



    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for the Fund (although the Fund, in its discretion, may accept initial investments of as low as $5,000) and $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, and Morgan Stanley Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Speical Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of the Fund or of money market funds, including the check writing feature, will not be available for funds held in that account.



    The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by an investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Morgan Stanley Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e), if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.



    For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer Representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    INVOLUNTARY REDEMPTION. As described in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose shares have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to $100 or more before the redemption is processed.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund held by the shareholder at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    The Fund intends to qualify and elect to be treated as a regulated investment company for each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain requirements as to the nature of its income and the nature of its assets.

    As a regulated investment company, the Fund will not be subject to United States federal income tax on its income that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement.

    The Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

    The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term gains or losses.


    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.


    The Fund may invest in securities having original issue discount which may generate income in excess of the cash received by the Fund. Consequently, the Fund may be required to borrow or to liquidate securities in order to make distributions.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his or her shares of the Fund as capital assets).

    Shareholders receiving dividends or distributions in the form of additional Fund shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

    Any loss realized on the redemption by a shareholder of his shares will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

    Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund may not be able to make any ordinary dividend distributions and distributions paid during the year may be characterized for tax purposes as a return of capital.

    Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

    The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

    The foregoing discussion is a general summary of certain of the current Federal income tax laws regarding the Fund and investors. The discussion does not purport to deal with all of the Federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors regarding the tax consequences to them of investments in shares.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. Based on the foregoing calculation, the Fund's annualized yield for the thirty (30) day period ended April 30, 1998 was 6.21%. Without the waiver of fees and assumption of expenses by the Investment Manager, the Fund's annualized yield for the thirty (30) day period ended April 30, 1998 would have been 4.95%.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on the foregoing calculation, the Fund's average annual total return for the fiscal year ended April 30, 1998 was 7.02% and for the period January 10, 1994 (commencement of operations) through April 30, 1998 was 5.29%. Without the waiver of fees and assumption of expenses by the Investment Manager, the average annual total return for the fiscal year ended April 30, 1998 and the period January 10, 1994 through April 30, 1998 would have been 6.34% and 4.83%, respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, year-by-year or other types of total return figures. In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's aggregate total return for the fiscal year ended April 30, 1998 was 7.02% and for the period January 10, 1994 (commencement of operations) through April 30, 1998 was 24.84%.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $12,484, $62,420 and $124,840, respectively at April 30, 1998.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Morgan Stanley Dean Witter Trust FSB is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager, and of Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Morgan Stanley Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Morgan Stanley Dean Witter Trust FSB receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on April 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1998

PRINCIPAL
AMOUNT IN                                                                         COUPON         MATURITY
THOUSANDS                                                                          RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------
         CORPORATE BONDS (45.0%)
         AUTO - RENTALS (1.9%)
$  1,000 Hertz Corp............................................................  9.50%           05/15/98       $  1,001,100
   1,000 Hertz Corp............................................................  7.375           06/15/01          1,032,360
                                                                                                                ------------
                                                                                                                   2,033,460
                                                                                                                ------------
         AUTOMOTIVE - FINANCE (3.8%)
   2,000 Ford Motor Credit Corp................................................  6.375           10/06/00          2,017,780
   2,000 General Motors Acceptance Corp........................................  7.125           05/01/01          2,056,320
                                                                                                                ------------
                                                                                                                   4,074,100
                                                                                                                ------------
         BANKS - INTERNATIONAL (0.9%)
   1,000 Kansallis-Osake Pankki (Finland)......................................  6.125           05/15/98          1,000,160
                                                                                                                ------------
         BANKS - REGIONAL (2.8%)
   2,000 Long Island Savings Bank..............................................  6.20            04/02/01          1,999,580
   1,000 Republic New York Corp................................................  8.25            11/01/01          1,067,700
                                                                                                                ------------
                                                                                                                   3,067,280
                                                                                                                ------------
         BROKERAGE (2.8%)
   1,000 Lehman Brothers Holdings, Inc.........................................  7.625           07/15/99          1,018,860
   2,000 Salomon, Inc..........................................................  6.50            03/01/00          2,017,060
                                                                                                                ------------
                                                                                                                   3,035,920
                                                                                                                ------------
         CABLE & TELECOMMUNICATIONS (5.9%)
   2,000 Airtouch Communications Inc...........................................  7.125           07/15/01          2,051,280
   1,000 Century Communications Corp...........................................  9.75            02/15/02          1,063,750
   1,375 News American Holdings, Inc...........................................  7.50            03/01/00          1,407,024
     800 Rogers Cablesystems, Ltd..............................................  9.625           08/01/02            849,000
   1,000 Telecommunications, Inc...............................................  7.375           02/15/00          1,020,980
                                                                                                                ------------
                                                                                                                   6,392,034
                                                                                                                ------------
         COMPUTER SERVICES (1.2%)
   1,270 Comdisco, Inc.........................................................  6.50            06/15/00          1,278,827
                                                                                                                ------------
         FINANCIAL (2.9%)
   1,000 AT&T Capital Corp.....................................................  6.65            04/30/99          1,005,330
   1,000 Fletcher Challenge Financial Inc......................................  9.80            06/15/98          1,004,650
   1,065 International Lease Finance Corp......................................  5.75            07/01/98          1,065,426
                                                                                                                ------------
                                                                                                                   3,075,406
                                                                                                                ------------
         FINANCIAL SERVICES (1.5%)
   1,500 Golden West Financial Corp............................................  7.875           01/15/02          1,582,110
                                                                                                                ------------
         FOOD SERVICES (1.9%)
   2,000 Supervalu, Inc........................................................  7.25            07/15/99          2,031,740
                                                                                                                ------------
         FOREIGN GOVERNMENT AGENCY (1.8%)
   2,000 Korea Development Bank................................................  6.25            05/01/00          1,909,660
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                         COUPON         MATURITY
THOUSANDS                                                                          RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------
         GAS TRANSMISSION (1.9%)
$  2,000 The Williams Companies, Inc...........................................  7.50%           09/15/99       $  2,039,080
                                                                                                                ------------
         INSURANCE (1.0%)
   1,000 NAC Re Corp...........................................................  8.00            06/15/99          1,021,530
                                                                                                                ------------
         OIL INTEGRATED - DOMESTIC (1.0%)
   1,000 Occidental Petroleum Corp.............................................  8.50            11/09/01          1,069,370
                                                                                                                ------------
         PHOTOGRAPHY (0.9%)
   1,000 Polaroid Corp.........................................................  8.00            03/15/99          1,019,000
                                                                                                                ------------
         RAILROADS (2.9%)
   2,000 Norfolk Southern Corp.................................................  6.875           05/01/01          2,044,920
   1,000 Union Pac Corp........................................................  7.375           05/15/01          1,027,520
                                                                                                                ------------
                                                                                                                   3,072,440
                                                                                                                ------------
         TRANSPORTATION (0.2%)
     300 AMR Corp..............................................................  8.10            11/01/98            303,246
                                                                                                                ------------
         TRANSPORTATION - SHIPPING (1.9%)
   2,000 GATX Capital Corp.....................................................  6.50            11/01/00          2,013,860
                                                                                                                ------------
         UTILITIES - ELECTRIC (7.8%)
   1,500 Commonwealth Edison Co................................................  6.50            04/15/00          1,511,730
     493 Commonwealth Edison Co................................................  7.625           02/15/03            500,454
     370 Consumers Energy Co...................................................  8.875           11/15/99            385,096
   2,000 CSW Investments-144A*.................................................  6.95            08/01/01          2,042,340
   1,000 Illinois Power Co.....................................................  5.625           04/15/00            992,900
   1,000 Ohio Edison Co........................................................  6.875           09/15/99          1,010,450
     500 Pacific Gas & Electric Co.............................................  5.75            12/01/98            500,195
   1,490 System Energy Resources Inc...........................................  7.625           04/01/99          1,510,145
                                                                                                                ------------
                                                                                                                   8,453,310
                                                                                                                ------------

         TOTAL CORPORATE BONDS
         (IDENTIFIED COST $48,798,585)........................................................................    48,472,533
                                                                                                                ------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS (43.6%)
         ASSET-BACKED SECURITY (1.9%)
   2,000 California Infrastructure & Economic Development Bank Special
           Purpose Trust SCE-1 Class A-3.......................................  6.17            03/25/03          2,010,080
                                                                                                                ------------
         MORTGAGE PASS-THROUGH SECURITIES (13.8%)
   2,000 Federal Home Loan Mortgage Corp. PC Gold..............................  6.00               (a)            1,994,375
   4,244 Federal Home Loan Mortgage Corp. PC Gold..............................  6.00        06/01/98-04/01/03     4,232,003
   5,022 Federal Home Loan Mortgage Corp. PC Gold..............................  6.50        10/01/98-09/01/02     5,051,658
   3,641 Federal National Mortgage Assoc.......................................  6.00        10/01/00-07/01/01     3,614,025
                                                                                                                ------------
                                                                                                                  14,892,061
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                         COUPON         MATURITY
THOUSANDS                                                                          RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------
         U.S. GOVERNMENT AGENCIES (25.1%)
$  4,000 Federal Farm Credit Banks.............................................  6.11-6.16%  11/06/00-12/18/00  $  4,006,210
  11,000 Federal Home Loan Banks...............................................  5.45-6.25   12/22/99-12/04/00    10,994,140
   2,000 Federal Home Loan Mortgage Corp.......................................  5.97            03/02/01          1,997,240
  10,000 Federal National Mortgage Assoc.......................................  5.44-6.22   07/23/99-02/02/01    10,008,080
                                                                                                                ------------
                                                                                                                  27,005,670
                                                                                                                ------------
         U.S. GOVERNMENT OBLIGATIONS (2.8%)
   1,000 U.S. Treasury Note+...................................................  6.00            09/30/98          1,002,190
   1,000 U.S. Treasury Note+...................................................  5.875           08/31/99          1,004,440
   1,000 U.S. Treasury Note+...................................................  5.75            09/30/99          1,002,990
                                                                                                                ------------
                                                                                                                   3,009,620
                                                                                                                ------------

         TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
         (IDENTIFIED COST $46,859,818)........................................................................    46,917,431
                                                                                                                ------------

         SHORT-TERM INVESTMENTS (8.8%)
         U.S. GOVERNMENT AGENCY (b) (8.3%)
   9,000 Federal Home Loan Mortgage Corp.
           (AMORTIZED COST $9,000,000).........................................  5.45            05/01/98          9,000,000
                                                                                                                ------------

         REPURCHASE AGREEMENT (0.5%)
     510 The Bank of New York (dated 04/30/98; proceeds $510,772) (c)
           (IDENTIFIED COST $510,694)..........................................  5.50            05/01/98            510,694
                                                                                                                ------------

         TOTAL SHORT-TERM INVESTMENTS
         (IDENTIFIED COST $9,510,694).........................................................................     9,510,694
                                                                                                                ------------


TOTAL INVESTMENTS
(IDENTIFIED COST $105,169,097) (D)........................................................   97.4 %   104,900,658

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.6       2,798,576
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 107,699,234
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
+ Securities segregated as collateral for security purchased on a forward commitment basis.
PC  Participation Certificate.
(a) Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) Collateralized by $520,332 Federal National Mortgage Association 6.07% due 04/24/03 valued at $520,908.
(d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $243,729 and the aggregate gross unrealized depreciation is $512,168, resulting in net unrealized depreciation of $268,439.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998

ASSETS:
Investments in securities, at value
  (identified cost $105,169,097)..............................................................  $104,900,658
Receivable for:
    Shares of beneficial interest sold........................................................     5,887,690
    Interest..................................................................................     1,488,536
Deferred organizational expenses..............................................................        24,174
Receivable from affiliate.....................................................................       101,634
Prepaid expenses and other assets.............................................................        11,881
                                                                                                ------------

     TOTAL ASSETS.............................................................................   112,414,573
                                                                                                ------------

LIABILITIES:
Payable for:
    Investments purchased.....................................................................     4,043,859
    Shares of beneficial interest repurchased.................................................       595,589
    Dividends to shareholders.................................................................        36,418
Accrued expenses and other payables...........................................................        39,473
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     4,715,339
                                                                                                ------------
     NET ASSETS...............................................................................  $107,699,234
                                                                                                ------------
                                                                                                ------------

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $109,548,970
Net unrealized depreciation...................................................................      (268,439)
Accumulated undistributed net investment income...............................................            78
Accumulated net realized loss.................................................................    (1,581,375)
                                                                                                ------------

     NET ASSETS...............................................................................  $107,699,234
                                                                                                ------------
                                                                                                ------------

NET ASSET VALUE PER SHARE,
  11,346,474 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)...............         $9.49
                                                                                                ------------
                                                                                                ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $4,134,905
                                                                                                  ----------

EXPENSES
Investment management fee.......................................................................     443,693
Registration fees...............................................................................      57,682
Professional fees...............................................................................      56,073
Shareholder reports and notices.................................................................      41,518
Organizational expenses.........................................................................      34,598
Transfer agent fees and expenses................................................................      33,115
Custodian fees..................................................................................      14,108
Trustees' fees and expenses.....................................................................      11,968
Other...........................................................................................       4,943
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     697,698

Less: amounts waived/reimbursed.................................................................    (697,698)
                                                                                                  ----------

     NET EXPENSES...............................................................................      --
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   4,134,905
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...............................................................................    (421,092)
Net change in unrealized depreciation...........................................................     353,108
                                                                                                  ----------

     NET LOSS...................................................................................     (67,984)
                                                                                                  ----------

NET INCREASE....................................................................................  $4,066,921
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR  FOR THE YEAR
                                                                                     ENDED         ENDED
                                                                                   APRIL 30,     APRIL 30,
                                                                                      1998          1997
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................  $  4,134,905  $  2,333,799
Net realized loss...............................................................      (421,092)     (230,430)
Net change in unrealized depreciation...........................................       353,108       (27,367)
                                                                                  ------------  ------------

     NET INCREASE...............................................................     4,066,921     2,076,002

Dividends from net investment income............................................    (4,191,003)   (2,254,744)

Net increase from transactions in shares of beneficial interest.................    65,571,237     9,252,602
                                                                                  ------------  ------------

     NET INCREASE...............................................................    65,447,155     9,073,860

NET ASSETS:
Beginning of period.............................................................    42,252,079    33,178,219
                                                                                  ------------  ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $78 AND $56,176,
    RESPECTIVELY)...............................................................  $107,699,234  $ 42,252,079
                                                                                  ------------  ------------
                                                                                  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors);
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1997 through December 31, 1998, the Investment Manager is waiving its compensation and assuming all operating expenses without limitation.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales\prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 1998 were $89,499,911 and $32,924,944, respectively. Included in the aforementioned are purchases and sales\prepayments of U.S. Government securities of $49,903,973 and $20,958,107, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At April 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,300.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          APRIL 30, 1998                APRIL 30, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   15,691,994   $  149,203,263     5,655,876   $ 53,856,789
Reinvestment of dividends........................................      323,662        3,075,757       187,178      1,780,724
                                                                   -----------   --------------   -----------   ------------
                                                                    16,015,656      152,279,020     5,843,054     55,637,513
Repurchased......................................................   (9,118,681)     (86,707,783)   (4,870,750)   (46,384,911)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    6,896,975   $   65,571,237       972,304   $  9,252,602
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998, CONTINUED

5. FEDERAL INCOME TAX STATUS

At April 30, 1998, the Fund had a net capital loss carryover of approximately $1,424,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

           AMOUNT IN THOUSANDS
------------------------------------------
  2003       2004       2005       2006
---------  ---------  ---------  ---------
$     378  $     501  $     186  $     359
---------  ---------  ---------  ---------
---------  ---------  ---------  ---------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $158,000 during fiscal 1998.

As of April 30, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE PERIOD
                                   FOR THE YEAR ENDED APRIL 30,      JANUARY 10, 1994*
                                -----------------------------------       THROUGH
                                  1998     1997     1996     1995     APRIL 30, 1994
--------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period.......................  $   9.50  $  9.54  $  9.46  $  9.62       $ 10.00
                                --------  -------  -------  -------        ------

Net investment income.........      0.65     0.61     0.63     0.77          0.21
Net realized and unrealized
 gain (loss)..................     --       (0.06)    0.05    (0.33)        (0.40)
                                --------  -------  -------  -------        ------

Total from investment
 operations...................      0.65     0.55     0.68     0.44         (0.19)
                                --------  -------  -------  -------        ------

Less dividends and
 distributions from:
   Net investment income......     (0.66)   (0.59)   (0.45)   (0.59)        (0.19)
   Paid-in-capital............     --       --       (0.15)   (0.01)      --
                                --------  -------  -------  -------        ------

Total dividends and
 distributions................     (0.66)   (0.59)   (0.60)   (0.60)        (0.19)
                                --------  -------  -------  -------        ------

Net asset value, end of
 period.......................  $   9.49  $  9.50  $  9.54  $  9.46       $  9.62
                                --------  -------  -------  -------        ------
                                --------  -------  -------  -------        ------

TOTAL INVESTMENT RETURN+......      7.02%    5.88%    7.33%    4.76%        (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses......................     --(3)     0.64%(3)    0.37%(3)   --(3)      --     (2)(3)

Net investment income.........      6.52%(3)    6.25%(3)    6.54%(3)    7.64%(3)         6.36%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................  $107,699  $42,252  $33,178  $29,818       $43,403

Portfolio turnover rate.......        55%      67%      64%      74%            9%(1)

---------------------

 *   Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.10% and 5.42%, respectively, for the year ended April 30, 1998, 1.30% and 5.59%, respectively, for the year ended April 30, 1997, 1.29% and 5.61%, respectively, for the year ended April 30, 1996, 1.08% and 6.56%, respectively, for the year ended April 30, 1995 and 1.55% and 4.81%, respectively, for the period ended April 30, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SHORT-TERM BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Short-Term Bond Fund (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 10, 1994 (commencement of operations) through April 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JUNE 9, 1998

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as
           "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.
Ba         Fixed-income securities which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Fixed-income securities which are rated C are the lowest rated class of fixed income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.
A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
BB         Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B          Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments.
           Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.
CC         The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C          The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
CI         The rating "CI" is reserved for fixed-income securities on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
           Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1."
A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")
                                  BOND RATINGS

    The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

    Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between
corporate, health care and municipal               .

    In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

    Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

AAA        rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA         rated bonds are considered to be investment grade and of very high credit quality.
           The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.
A          rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB        rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.
BB         rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.
B          rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.
CCC        rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.
CC         rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.
C          rated bonds are in imminent default in payment of interest or principal.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

Fitch-1+   (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
Fitch-1    (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.
Fitch-2    (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3    (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.
Fitch-S    (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.
D          (Default) Issues assigned this rating are in actual or imminent payment default.
LOC        This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.
                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING SCALE     DEFINITION

AAA              Highest credit quality. The risk factors are negligible, being only slightly more than risk-free
                 U.S. Treasury debt.

AA+              High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from
AA               time to time because of economic conditions.
AA-

A+               Protection factors are average but adequate. However, risk factors are more variable and greater
A                in periods of economic stress.
A
BBB+             Below average protection factors but still considered sufficient for prudent investment.
BBB              Considerable variability in risk during economic cycles.
BBB-

BB+              Below investment grade but deemed likely to meet obligations when due. Present or prospective
BB               financial protection factors fluctuate according to industry conditions or company fortunes.
BB-              Overall quality may move up or down frequently within this category.

B+               Below investment grade and possessing risk that obligations will not be met when due. Financial
B                protection factors will fluctuate widely according to economic cycles, industry conditions and/or
B-               company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC              Well below investment grade securities. May be in default or have considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD               Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
DP               Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of fund, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

    A. CATEGORY 1:   HIGH GRADE
    Duff 1+          Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
                      Treasury short-term obligations.
    Duff 1           Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
    Duff-            High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    B. CATEGORY 2:   GOOD GRADE
    Duff 2           Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    C. CATEGORY 3:   SATISFACTORY GRADE
    Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    D. CATEGORY 4:   NON-INVESTMENT GRADE
    Duff 4           Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    E. CATEGORY 5:   DEFAULT
    Duff 5           Issuer failed to meet scheduled principal and/or interest payments.

                   MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                              PART C  OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)     FINANCIAL STATEMENTS

     (1)  Financial statements and schedules, included in Prospectus (Part A):


                                                                                Page in
                                                                                Prospectus
                                                                                ----------

     Financial highlights for the period January 10, 1994 through April 30, 1994
     and for the fiscal years ended April 30, 1995, 1996, 1997 and 1998. . . . .     4

     (2)  Financial statements included in the Statement of Additional
     Information (Part B):

                                                                                Page in
                                                                                SAI
                                                                                ---

     Portfolio of Investments at April 30, 1998. . . . . . . . . . . . . . . . . 44

     Statement of Assets and Liabilities at April 30, 1998 . . . . . . . . . . . 47

     Statement of Operations for the year ended April 30, 1998 . . . . . . . . . 47

     Statement of Changes in Net Assets for the fiscal years ended
     April 30, 1997 and 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . 48

     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 49

     Financial highlights for the period January 10, 1994 through
     April 30, 1994 and for the fiscal years ended April 30, 1995,
     1996, 1997 and 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53



     (3)  Financial statements included in Part C:

     None
   (b)    EXHIBITS:

           1  --    Amendment to the Declaration of Trust dated June 22, 1998

           2  --    By-Laws of the Registrant, Amended and Restated as of
                    October 23, 1997

           5  --    Form of Investment Management Agreement between the
                    Registrant and Dean Witter InterCapital Inc.

           6  --    Form of Distribution Agreement between Registrant and Morgan
                    Stanley Dean Witter Distributors Inc.

           8  --    Form of Amended and Restated Transfer Agency and Services
                    Agreement between the Registrant and Morgan Stanley Dean
                    Witter Trust FSB

           9  --    Form of Services Agreement between Morgan Stanley Dean
                    Witter Advisors Inc. and Morgan Stanley Dean Witter Services
                    Company Inc.

          11  --    Consent of Independent Accountants

          16  --    Schedules for Computation of Performance Quotations

          27  --    Financial Data Schedule

       Other  --    Power of Attorney

--------------------------

     All other exhibits were previously filed via EDGAR and are incorporated by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

                 (1)                         (2)
                                        Number of Record Holders
            Title of Class              at May 31, 1998
            --------------              ------------------------
     Shares of Beneficial Interest            3,049

Item 27.  INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------

(1)  Dean Witter Government Income Trust
(2)  High Income Advantage Trust
(3)  High Income Advantage Trust II
(4)  High Income Advantage Trust III
(5)  InterCapital California Insured Municipal Income Trust
(6)  InterCapital California Quality Municipal Securities
(7)  InterCapital Income Securities Inc.
(8)  InterCapital Insured California Municipal Securities
(9)  InterCapital Insured Municipal Bond Trust
(10) InterCapital Insured Municipal Income Trust
(11) InterCapital Insured Municipal Securities
(12) InterCapital Insured Municipal Trust
(13) InterCapital New York Quality Municipal Securities
(14) InterCapital Quality Municipal Income Trust
(15) InterCapital Quality Municipal Investment Trust
(16) InterCapital Quality Municipal Securities
(17) Morgan Stanley Dean Witter Prime Income Trust

(18) Municipal Income Opportunities Trust
(19) Municipal Income Opportunities Trust II
(20) Municipal Income Opportunities Trust III
(21) Municipal Income Trust
(22) Municipal Income Trust II
(23) Municipal Income Trust III
(24) Municipal Premium Income Trust

Open-end Investment Companies
-----------------------------
(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Money Trust
(4)  Active Assets Tax-Free Trust
(5)  Dean Witter Global Asset Allocation Fund
(6)  Dean Witter Retirement Series
(7)  Morgan Stanley Dean Witter American Value Fund
(8)  Morgan Stanley Dean Witter Balanced Growth Fund
(9)  Morgan Stanley Dean Witter Balanced Income Fund
(10) Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11) Morgan Stanley Dean Witter California Tax-Free Income Fund
(12) Morgan Stanley Dean Witter Capital Appreciation Fund
(13) Morgan Stanley Dean Witter Capital Growth Securities
(14) Morgan Stanley Dean Witter Competitive Edge Fund,   "BEST IDEAS PORTFOLIO"
(15) Morgan Stanley Dean Witter Convertible Securities Trust
(16) Morgan Stanley Dean Witter Developing Growth Securities Trust
(17) Morgan Stanley Dean Witter Diversified Income Trust
(18) Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(19) Morgan Stanley Dean Witter Equity Fund
(20) Morgan Stanley Dean Witter European Growth Fund Inc.
(21) Morgan Stanley Dean Witter Federal Securities Trust
(22) Morgan Stanley Dean Witter Financial Services Trust
(23) Morgan Stanley Dean Witter Fund of Funds
(24) Morgan Stanley Dean Witter Global Dividend Growth Securities
(25) Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(26) Morgan Stanley Dean Witter Global Utilities Fund
(27) Morgan Stanley Dean Witter Growth Fund
(28) Morgan Stanley Dean Witter Hawaii Municipal Trust
(29) Morgan Stanley Dean Witter Health Sciences Trust
(30) Morgan Stanley Dean Witter High Yield Securities Inc.
(31) Morgan Stanley Dean Witter Income Builder Fund
(32) Morgan Stanley Dean Witter Information Fund
(33) Morgan Stanley Dean Witter Intermediate Income Securities
(34) Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(35) Morgan Stanley Dean Witter International SmallCap Fund
(36) Morgan Stanley Dean Witter Japan Fund
(37) Morgan Stanley Dean Witter Limited Term Municipal Trust
(38) Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(39) Morgan Stanley Dean Witter Market Leader Trust
(40) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(41) Morgan Stanley Dean Witter Mid-Cap Growth Fund

(42) Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43) Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44) Morgan Stanley Dean Witter New York Municipal Money Market Trust
(45) Morgan Stanley Dean Witter New York Tax-Free Income Fund
(46) Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47) Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48) Morgan Stanley Dean Witter S&P 500 Index Fund
(49) Morgan Stanley Dean Witter Select Dimensions Investment Series
(50) Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(51) Morgan Stanley Dean Witter Short-Term Bond Fund
(52) Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(53) Morgan Stanley Dean Witter Special Value Fund
(54) Morgan Stanley Dean Witter Strategist Fund
(55) Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(56) Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(57) Morgan Stanley Dean Witter U.S. Government Money Market Trust
(58) Morgan Stanley Dean Witter U.S. Government Securities Trust
(59) Morgan Stanley Dean Witter Utilities Fund
(60) Morgan Stanley Dean Witter Value-Added Market Series
(61) Morgan Stanley Dean Witter Variable Investment Series
(62) Morgan Stanley Dean Witter World Wide Income Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
(1)  TCW/DW Emerging Markets Opportunities Trust
(2)  TCW/DW Global Telecom Trust
(3)  TCW/DW Income and Growth Fund
(4)  TCW/DW Latin American Growth Fund
(5)  TCW/DW Mid-Cap Equity Trust
(6)  TCW/DW North American Government Income Trust
(7)  TCW/DW Small Cap Growth Fund
(8)  TCW/DW Total Return Trust

Closed-End Investment Companies
-------------------------------
(1)  TCW/DW Term Trust 2000
(2)  TCW/DW Term Trust 2002
(3)  TCW/DW Term Trust 2003


NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Mitchell M. Merin        Chairman and Director of Morgan Stanley Dean Witter
President, Chief         Distributors Inc. ("MSDW Distributors") and Morgan Stanley
Executive Officer and    Dean Witter Trust FSB ("MSDW Trust"); President, Chief
Director                 Executive Officer and Director of Morgan Stanley Dean Witter
                         Services Company Inc. ("MSDW Services"); Executive Vice
                         President and Director of Dean Witter Reynolds Inc. ("DWR");
                         Director of SPS Transaction Services, Inc. and various other
                         Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries.

Philip J. Purcell        Chairman, Chief Executive Officer and Director of MSDW
Director                 and DWR; Director of MSDW Services and MSDW Distributors;
                         Director or Trustee of the Morgan Stanley Dean Witter Funds;
                         Director and/or officer of various MSDW subsidiaries.

Richard M. DeMartini     President and Chief Operating Officer of Dean Witter
Director                 Capital, a division of DWR; Director of DWR, MSDW
                         Services, MSDW Distributors and MSDW Trust; Trustee of
                         the TCW/DW Funds.

James F. Higgins         President and Chief Operating Officer of Dean Witter
Director                 Financial; Director of DWR, MSDW Services, MSDW Distributors
                         and MSDW Trust.

Thomas C. Schneider      Executive Vice President and Chief Strategic and
Executive Vice           Administrative Officer of MSDW; Executive Vice
President, Chief         President and Chief Financial Officer of MSDW Services
Financial Officer and    and MSDW Distributors; Director of DWR, MSDW
Director                 Services, MSDW Distributors and MSDW.

Christine A. Edwards     Executive Vice President, Chief Legal Officer and
Director                 Secretary of MSDW; Executive Vice President,
                         Secretary and Chief Legal Officer of MSDW Distributors;
                         Director of DWR, MSDW Services and MSDW Distributors.

Robert M. Scanlan        President and Chief Operating Officer of MSDW Services,
President and Chief      Executive Vice President of MSDW Distributors; Executive
Operating Officer        Vice President and Director of MSDW Trust; Vice President
                         of the Morgan Stanley Dean Witter Funds and the TCW/DW Funds.

John B. Van Heuvelen     President, Chief Operating Officer and Director
Executive Vice           of MSDW Trust.
President

Joseph J. McAlinden      Vice President of the Morgan Stanley Dean Witter Funds
Executive Vice President and Director of MSDW Trust.
and Chief Investment
Officer




NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Edward C. Oelsner, III
Executive Vice President

Barry Fink               Assistant Secretary of DWR; Senior Vice President, Secretary
Senior Vice President,   and General Counsel of MSDW Services; Senior Vice President,
Secretary and General    Assistant Secretary and Assistant General Counsel of MSDW
Counsel                  Distributors; Vice President, Secretary and General Counsel of the
                         Morgan Stanley Dean Witter Funds and the TCW/DW Funds.


Peter M. Avelar          Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Mark Bavoso              Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor         Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Robert S. Giambrone      Senior Vice President of MSDW Services, MSDW Distributors and
Senior Vice President    MSDW Trust and Director of MSDW Trust; Vice President of the
                         Morgan Stanley Dean Witter Funds and the TCW/DW Funds.

Rajesh Gupta             Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Kenton J. Hinchcliffe    Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Kevin Hurley             Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones         Vice President of Morgan Stanley Dean Witter Special
Senior Vice President    Value Fund.

John B. Kemp, III        President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny        Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.




NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Jonathan R. Page         Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Ira N. Ross              Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Guy G. Rutherfurd, Jr.   Vice President of Morgan Stanley Dean Witter Market
Senior Vice President    Leader Trust.

Rochelle G. Siegel       Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Jayne M. Stevlingson     Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Paul D. Vance            Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison        Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Ronald J. Worobel        Vice President of various Morgan Stanley Dean Witter
Senior Vice President    Funds.

Douglas Brown
First Vice President

Thomas F. Caloia         First Vice President and Assistant Treasurer of
First Vice President     MSDW Services, Assistant Treasurer of MSDW
and Assistant            Distributors; Treasurer and Chief Financial Officer of the
Treasurer                Morgan Stanley Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney       Assistant Secretary of DWR; First Vice President and Assistant
First Vice President     Secretary of MSDW Services; Assistant Secretary of the
and Assistant Secretary  Morgan Stanley Dean Witter Funds and the TCW/DW Funds.




NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Salvatore DeSteno        Vice President of MSDW Services.
First Vice President

Michael Interrante       First Vice President and Controller of MSDW Services;
First Vice President     Assistant Treasurer of MSDW Distributors; First Vice
and Controller           President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Carsten Otto             Assistant Secretary of DWR; First Vice President and Assistant
First Vice President     Secretary of MSDW Services; Assistant Secretary of the
and Assistant Secretary  Morgan Stanley Dean Witter Funds and the TCW/DW Funds.

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri           Vice President of various Morgan Stanley Dean Witter
Vice President

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Frank Bruttomesso        Vice President and Assistant Secretary of MSDW
Vice President and       Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary      Witter Funds and the TCW/DW Funds.

Ronald Caldwell
Vice President




NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Joseph Cardwell
Vice President

Philip Casparius
Vice President

David Dineen
Vice President

Bruce Dunn
Vice President

Michael Durbin
Vice President

Sheila Finnerty
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Sandra Grossman
Vice President

Peter W. Gurman
Vice President

Matthew Haynes           Vice President of Morgan Stanley Dean Witter
Vice President           Variable Investment Series.

Peter Hermann            Vice President of various Morgan Stanley Dean Witter
Vice President           Funds

Elizabeth Hinchman
Vice President



NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo Kane
Vice President

James P. Kastberg
Vice President

Michelle Kaufman         Vice President of various Morgan Stanley Dean Witter
Vice President           Funds.

Paula LaCosta            Vice President of various Morgan Stanley Dean Witter
Vice President           Funds.

Thomas Lawlor
Vice President

Gerard J. Lian           Vice President of various Morgan Stanley Dean Witter
Vice President           Funds.

Nancy Login
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco     Vice President of Morgan Stanley Dean Witter Natural
Vice President           Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis       Vice President and Assistant Secretary of MSDW
Vice President and       Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary      Witter Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President



NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers              Vice President of Morgan Stanley Dean Witter Natural
Vice President           Resource Development Securities Inc.

Richard Norris
Vice President

George Paoletti
Vice President

Anne Pickrell            Vice President of Morgan Stanley Dean Witter Global
Vice President           Short-Term Income Fund Inc.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti          Vice President of Morgan Stanley Dean Witter Precious
Vice President           Metals and Minerals Trust.

Ruth Rossi               Vice President and Assistant Secretary of MSDW
Vice President and       Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary      Witter Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley          Vice President of various Morgan Stanley Dean Witter
Vice President           Funds.

Robert Stearns
Vice President



NAME AND POSITION        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH OR
MORGAN STANLEY DEAN      EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
WITTER ADVISORS INC.     OF CONNECTION
--------------------     --------------------------------------------------------------

Naomi Stein
Vice President

Kathleen H. Stromberg    Vice President of various Morgan Stanley Dean Witter
Vice President           Funds.

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss              Vice President of various Morgan Stanley Dean Witter
Vice President           Funds.

John Wong
Vice President


Item 29.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Money Trust
(4)  Active Assets Tax-Free Trust
(5)  Dean Witter Global Asset Allocation Fund
(6)  Dean Witter Retirement Series
(7)  Morgan Stanley Dean Witter American Value Fund
(8)  Morgan Stanley Dean Witter Balanced Growth Fund
(9)  Morgan Stanley Dean Witter Balanced Income Fund
(10) Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11) Morgan Stanley Dean Witter California Tax-Free Income Fund
(12) Morgan Stanley Dean Witter Capital Appreciation Fund
(13) Morgan Stanley Dean Witter Capital Growth Securities
(14) Morgan Stanley Dean Witter Competitive Edge Fund,   "BEST IDEAS" PORTFOLIO
(15) Morgan Stanley Dean Witter Convertible Securities Trust
(16) Morgan Stanley Dean Witter Developing Growth Securities Trust
(17) Morgan Stanley Dean Witter Diversified Income Trust
(18) Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(19) Morgan Stanley Dean Witter Equity Fund

(20) Morgan Stanley Dean Witter European Growth Fund Inc.
(21) Morgan Stanley Dean Witter Federal Securities Trust
(22) Morgan Stanley Dean Witter Financial Services Trust
(23) Morgan Stanley Dean Witter Fund of Funds
(24) Morgan Stanley Dean Witter Global Dividend Growth Securities
(25) Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(26) Morgan Stanley Dean Witter Global Utilities Fund
(27) Morgan Stanley Dean Witter Growth Fund
(28) Morgan Stanley Dean Witter Hawaii Municipal Trust
(29) Morgan Stanley Dean Witter Health Sciences Trust
(30) Morgan Stanley Dean Witter High Yield Securities Inc.
(31) Morgan Stanley Dean Witter Income Builder Fund
(32) Morgan Stanley Dean Witter Information Fund
(33) Morgan Stanley Dean Witter Intermediate Income Securities
(34) Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(35) Morgan Stanley Dean Witter International SmallCap Fund
(36) Morgan Stanley Dean Witter Japan Fund
(37) Morgan Stanley Dean Witter Limited Term Municipal Trust
(38) Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(39) Morgan Stanley Dean Witter Market Leader Trust
(40) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(41) Morgan Stanley Dean Witter Mid-Cap Growth Fund
(42) Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(43) Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(44) Morgan Stanley Dean Witter New York Municipal Money Market Trust
(45) Morgan Stanley Dean Witter New York Tax-Free Income Fund
(46) Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47) Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48) Morgan Stanley Dean Witter Prime Income Trust
(49) Morgan Stanley Dean Witter S&P 500 Index Fund
(50) Morgan Stanley Dean Witter Short-Term Bond Fund
(51) Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(52) Morgan Stanley Dean Witter Special Value Fund
(53) Morgan Stanley Dean Witter Strategist Fund
(54) Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(55) Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(56) Morgan Stanley Dean Witter U.S. Government Money Market Trust
(57) Morgan Stanley Dean Witter U.S. Government Securities Trust
(58) Morgan Stanley Dean Witter Utilities Fund
(59) Morgan Stanley Dean Witter Value-Added Market Series
(60) Morgan Stanley Dean Witter Variable Investment Series
(61) Morgan Stanley Dean Witter World Wide Income Trust
(1)  TCW/DW Emerging Markets Opportunities Trust
(2)  TCW/DW Global Telecom Trust
(3)  TCW/DW Income and Growth
(4)  TCW/DW Latin American Growth Fund
(5)  TCW/DW Mid-Cap Equity Trust
(6)  TCW/DW North American Government Income Trust
(7)  TCW/DW Small Cap Growth Fund
(8)  TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 28 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                     Positions and Office with MSDW Distributors
----                     -------------------------------------------

Fredrick K. Kubler       Senior Vice President, Assistant
                         Secretary and Chief Compliance Officer.

Michael T. Gregg         Vice President and Assistant Secretary.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of June, 1998

                                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                                        By  /s/  Barry Fink
                                          --------------------------------
                                                 Barry Fink
                                          Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.5 has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURES                         TITLE                            DATE
     ----------                         -----                            ----

(1) Principal Executive Officer         President, Chief
                                        Executive Officer,
                                        Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                         6/30/98
  --------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By  /s/ Thomas F. Caloia                                               6/30/98
  --------------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                                     6/30/98
  --------------------------------
        Barry Fink
        Attorney-in-Fact


    Michael Bozic       Manuel H. Johnson
    Edwin J. Garn       Michael E. Nugent
    John R. Haire       John L. Schroeder
    Wayne E. Hedien


By  /s/ Stuart M. Strauss                                              6/30/98
  --------------------------------
        Stuart M. Strauss
        Attorney-in-Fact

                   MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                                    Exhibit Index

    1  --    Amendment to the Declaration of Trust dated June 22, 1998

    2  --    By-Laws of the Registrant, Amended and Restated as of October 23,
             1997

    5  --    Form of Investment Management Agreement between the Registrant and
             Dean Witter InterCapital Inc.

    6 -- Form of Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc.

    8  --    Form of Amended and Restated Transfer Agency and Services Agreement
             between the Registrant and Morgan Stanley Dean Witter Trust FSB

    9  --    Form of Services Agreement between Morgan Stanley Dean Witter
             Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

   11  --    Consent of Independent Accountants

   16  --    Schedules for Computation of Performance Quotations

   27  --    Financial Data Schedule

Other  --    Power of Attorney